UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 13, 2012

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

VW Credit Leasing, Ltd.

Volkswagen Credit, Inc.

Volkswagen Auto Lease Trust 2012-A

(Exact Names of Co-Registrants/Sponsor/Issuing Entity as Specified in their Charters)

	333-160515	11-365048-3
Delaware	333-160515-07	45-6968221
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

2200 Ferdinand Porsche Drive Herndon, Virginia		20171
(Address of Principal Executive Offices)		(Zip Code)

(703) 364-7000

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Co-Registrants are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 0.33206% Notes, Class A-2 0.66% Notes, Class A-3 0.87% Notes and Class A-4 1.06% Notes (the “Notes”) by Volkswagen Auto Lease Trust 2012-A (the “Issuing Entity”) described in the Prospectus Supplement dated June 13, 2012 and the Prospectus dated June 7, 2012.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of June 13, 2012, between Volkswagen Auto Lease/Loan Underwritten Funding, LLC, VW Credit, Inc., and J.P. Morgan Securities LLC, as representative of the several underwriters.

4.1	Indenture to be dated as of June 21, 2012 between the Issuing Entity and Deutsche Bank Trust Company Americas, as indenture trustee.

10.1	Transaction SUBI Supplement 2012-A to Origination Trust Agreement, to be dated as of June 21, 2012 between VW Credit, Inc., as settlor and initial beneficiary, and U.S. Bank National Association, as UTI trustee, administrative trustee and SUBI trustee.

10.2	Transaction SUBI Supplement 2012-A to Servicing Agreement, to be dated as of June 21, 2012 between VW Credit Leasing, Ltd., as origination trust, U.S. Bank National Association as SUBI trustee and VW Credit, Inc. as Servicer.

10.3	SUBI Sale Agreement, to be dated as of June 21, 2012, between VW Credit, Inc. as seller and Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as buyer.

10.4	SUBI Transfer Agreement, to be dated as of June 21, 2012, between Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as seller, and Volkswagen Auto Lease Trust 2012-A, as buyer.

10.5	Amended and Restated Trust Agreement, to be dated as of June 21, 2012, between Volkswagen Auto Lease/Loan Underwritten Funding, LLC, as depositor, and Citibank, N.A., as owner trustee and Citigroup Trust – Delaware, N.A., as issuer Delaware trustee.

10.6	Administration Agreement, to be dated as of June 21, 2012, among Volkswagen Auto Lease Trust 2012-A, as issuer, VW Credit, Inc., as administrator and Deutsche Bank Trust Company Americas, as indenture trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co- Registrants, Volkswagen Auto Lease/Loan Underwritten Funding, LLC and VW Credit Leasing, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2012	VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

	By:	/s/ Martin Luedtke
	Name:	Martin Luedtke
	Title:	Treasurer

	By:	/s/ Lawrence S. Tolep
	Name:	Lawrence S. Tolep
	Title:	Assistant Treasurer

VW CREDIT LEASING, LTD.

	By:	VW Credit, Inc., as Servicer

	By:	/s/ Martin Luedtke
	Name:	Martin Luedtke
	Title:	Treasurer

	By:	/s/ Lawrence S. Tolep
	Name:	Lawrence S. Tolep
	Title:	Assistant Treasurer

8-K re: final Underwriting Agreement

and transaction documents